Exhibit 99.2

TD Banknorth Inc. releases supplement financial information regarding its first quarter results

PORTLAND, Maine—(BUSINESS WIRE)—April 25, 2005 — In response to numerous requests, TD Banknorth Inc. (NYSE: BNK) is providing the attached additional information regarding its financial results for the first quarter of 2005 assuming historical cost accounting is the appropriate method for TD Banknorth to account for the acquisition of a majority interest in Banknorth Group, Inc. by TD Banknorth Financial Group. As noted in the accompanying press release of TD Banknorth for the first quarter, there is a pending issue as to whether the transaction should be accounted for under the historical cost basis or on a fair value basis using the purchase method of accounting. TD Banknorth has requested an interpretation from the SEC’s Office of Chief Accountant on an expedited basis as to whether historical accounting is appropriate. There can be no assurance that the SEC will agree with the Company’s view. If TD Banknorth is required to utilize purchase accounting for the transaction, the accompanying financial information will change.

This news release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America. The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities, as well as the amortization of intangible assets in the case of “cash basis” performance measures. These non-GAAP measures also may exclude other significant gains or losses that are unusual in nature, such as security gains and prepayment penalties. Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

This news release contains certain forward-looking statements with respect to the financial condition, results of operations and business of the Company. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited, to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting the Company’s operations. In addition, acquisitions may result in large one-time charges to income, may not produce revenue enhancements or cost savings at levels or within time frames originally anticipated and may result in unforeseen integration difficulties. Investors are encouraged to access the Company’s periodic reports filed with the Securities and Exchange Commission for financial and business information regarding the Company, including information which could affect the Company’s forward-looking statements. The forward-looking statements in this press release speak only as of the date of the press release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

For more information:
Jeff Nathanson
TD Banknorth Inc.
207-761-8517

TD Banknorth Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS (Unaudited)
	March 31,	March 31,	%	December 31,	%
(In thousands)	2005	2004	Change	2004	Change

Cash and due from banks	$540,812	$516,772	5%	$541,994	0%
Federal funds sold and other short-term investments	3,247	8,356	-61%	2,312	40%
Securities available for sale	4,656,578	7,235,716	-36%	6,728,523	-31%
Securities held to maturity	80,259	115,442	-30%	87,013	-8%

Loans and leases held for sale	558,137	46,970	1088%	51,693	980%
Loans and leases:
Residential real estate mortgages	3,424,898	2,647,540	29%	3,081,217	11%
Commercial real estate mortgages	6,480,825	5,549,406	17%	6,249,513	4%
Commercial business loans and leases	4,074,360	3,482,093	17%	3,928,594	4%
Consumer loans and leases	5,584,061	4,944,573	13%	5,333,670	5%

Total loans and leases	19,564,144	16,623,612	18%	18,592,994	5%
Less: Allowance for loan and lease losses	249,600	233,297	7%	243,152	3%

Loans and leases, net	19,314,544	16,390,315	18%	18,349,842	5%

Premises and equipment	308,109	260,302	18%	300,120	3%
Goodwill	1,503,642	1,127,799	33%	1,365,780	10%
Identifiable intangible assets	61,117	34,491	77%	50,376	21%
Bank-owned life insurance	556,265	493,729	13%	523,129	6%
Other assets	737,734	649,700	14%	687,028	7%

	$28,320,444	$26,879,592	5%	$28,687,810	-1%

Liabilities & Shareholders’ Equity

Deposits:
Regular savings	$2,703,160	$2,517,632	7%	$2,546,018	6%
Retail money market and NOW accounts	8,168,208	7,268,948	12%	7,907,513	3%
Retail certificates of deposit	4,709,291	4,592,577	3%	4,484,370	5%
Brokered deposits	80,951	—	NM	576	NM
Noninterest bearing deposits	4,215,574	3,578,609	18%	4,289,104	-2%

Total deposits	19,877,184	17,957,766	11%	19,227,581	3%

Borrowings from the Federal Home Loan Bank	2,332,825	1,485,014	57%	1,997,336	17%
Federal funds purchased and securities sold under repurchase agreements	2,241,277	3,823,452	-41%	2,952,476	-24%
Subordinated debt and senior notes	344,003	362,961	-5%	346,879	-1%
Other borrowings	26,802	60,778	-56%	382,385	-93%
Junior subordinated debentures	353,069	306,173	15%	311,629	13%
Other liabilities	209,923	231,537	-9%	293,410	-28%

Total liabilities	25,385,083	24,227,681	5%	25,511,696	0%

Shareholders’ equity	2,935,361	2,651,911	11%	3,176,114	-8%

	$28,320,444	$26,879,592	5%	$28,687,810	-1%

TD Banknorth Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)

(In thousands, except per share data)	Three Months Ended March 31,		%
	2005	2004	Change

Interest and dividend income	$348,474	$292,652	19%
Interest expense	95,016	75,043	27%

Net interest income	253,458	217,609	16%
Provision for loan and lease losses	2,069	9,500	-78%

Net interest income after provision for loan and lease losses	251,389	208,109	21%

Noninterest income:
Deposit services	28,182	26,153	8%
Insurance brokerage commissions	13,892	13,736	1%
Merchant and electronic banking income, net	13,114	10,404	26%
Wealth management services	10,504	9,149	15%
Bank-owned life insurance	6,098	5,496	11%
Investment planning services	4,689	4,839	-3%
Net securities gains/(losses)	(50,021)	3,581	-1497%
Loans held for sale — Locom Adjustment	(7,500)	—	NM
Other noninterest income	14,236	14,859	-4%

	33,194	88,217	-62%

Noninterest expense:
Salaries and employee benefits	101,658	87,534	16%
Occupancy and equipment	30,738	27,599	11%
Data processing	11,033	10,436	6%
Advertising and marketing	6,695	7,523	-11%
Amortization of identifiable intangible assets	2,431	1,904	28%
Merger and consolidation costs (1)	31,191	1,614	1833%
Prepayment penalties on borrowings	6,303	—	NM
Other noninterest expense	24,786	23,109	7%

	214,835	159,719	35%

Income before income tax expense	69,748	136,607	-49%
Income tax expense	27,487	46,280	-41%

Net Income	$42,261	$90,327	-53%

Weighted average shares outstanding:
Basic	183,393	162,965	13%
Diluted	184,890	166,657	11%
Earnings per share:
Basic	$0.23	$0.55	-58%
Diluted	0.23	0.54	-57%

(1)	Merger and consolidation costs consist of merger charges and certain asset write-downs.
NM — calculated % change is not meaningful

TD Banknorth Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS (Unaudited)

(In thousands, except per share data)

	Three Months Ended March 31,		%
	2005	2004	Change

Net interest income	$253,458	$217,609	16%
Net income	$42,261	$90,327	-53%
Shares outstanding (end of period)	173,208	163,046	6%
Weighted average shares outstanding:
Basic	183,393	162,965	13%
Diluted	184,890	166,657	11%

Earnings per share:
Basic	$0.23	$0.55	-58%
Diluted	$0.23	$0.54	-57%

Shareholders’ equity (end of period)	$2,935,361	$2,651,911	11%
Book value per share (end of period)	$16.95	$16.26	4%
Tangible book value per share (end of period)	$7.91	$9.14	-13%

			Nominal
RATIOS & OTHER INFORMATION:			Inc/(Dec)
Net interest margin (net interest income
as a % of average earning assets) (1)	3.95%	3.68%	0.27%
Net interest spread (yield on earning assets minus
yield on interest-bearing liabilities) (1)	3.64%	3.46%	0.18%

Return on average assets	0.58%	1.37%	-0.79%
Return on average equity	5.18%	14.13%	-8.95%

At period end:
Tier 1 leverage capital ratio	6.23%	6.84%	-0.61%
Tangible equity/tangible assets	5.12%	5.79%	-0.67%
Total risk based capital ratio	10.26%	11.47%	-1.21%

Non-performing loans	$84,351	$67,854	24%
Total nonperforming assets	$90,363	$70,554	28%
Nonperforming loans as a % of total loans	0.43%	0.41%	0.02%
Nonperforming assets as a % of total assets	0.32%	0.26%	0.06%

Full service banking offices	396	358

FINANCIAL INFORMATION AND RATIOS EXCLUDING CERTAIN ITEMS (Non-GAAP Financial Information):

Noninterest income as a percent of total income (2)	26.36%	28.00%	-1.64%

Merger and consolidation costs, net of tax (3)	$23,375	$1,049	2128%
Per diluted share:	$0.13	$0.01	1200%
Deleveraging losses, net of tax basis (4)	$41,266	—	NM
Per diluted share:	$0.22	—	NM

Noninterest expense (5)	$177,341	$158,105	12%

Return on average assets (6)	1.47%	1.39%	0.08%
Cash return on average tangible assets (6) (7)	1.58%	1.47%	0.11%

Return on average equity (6)	13.10%	14.29%	-1.19%
Cash return on average tangible equity (6) (7)	24.78%	26.44%	-1.66%

Efficiency ratio (8)	51.53%	52.31%	-0.78%
Cash efficiency ratio (9)	50.82%	51.68%	-0.86%

(1)	Adjusted to fully-taxable equivalent basis.

(2)	Excludes securities gains/(losses) and LOCOM adjustments.

(3)	Merger and consolidation costs consist of merger charges and certain asset write-downs.

(4)	Deleveraging losses consist of losses on securities sales, LOCOM adjustments and prepayment penalties on borrowings incurred in connection with a balance sheet restructuring in the first quarter of 2005.

(5)	Excludes pre-tax merger and consolidation costs and prepayment penalties on borrowings.

(6)	Excludes merger and consolidation costs and deleveraging losses, net of related tax benefits.

(7)	Cash ratios reflect an adjustment to add back the amortization of intangible assets, net of related tax benefits.

(8)	Excludes securities gains/(losses), LOCOM adjustments, prepayment penalties on borrowings, and merger and consolidation costs.

(9)	Excludes securities gains/(losses), LOCOM adjustments, prepayment penalties on borrowings, merger and consolidation costs, and amortization of intangible assets.

Ratios are annualized where appropriate.

TD Banknorth Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCE SHEETS (Unaudited)
	Three Months Ended March 31,
	2005		2004
	Average	Yield/	Average	Yield/
(Dollars in thousands)	Balance	Rate	Balance	Rate

Assets

Loans and leases (1)
Residential real estate mortgages	$3,818,866	5.01%	$2,725,221	5.19%
Commercial real estate mortgages	6,420,809	6.18%	5,540,489	5.71%
Commercial loans and leases	4,011,683	5.65%	3,387,309	4.82%
Consumer loans and leases	5,493,407	5.51%	4,883,031	5.12%

	19,744,765	5.66%	16,536,050	5.27%
Securities	6,313,206	4.69%	7,339,247	4.22%
Federal funds sold and other short-term investments	11,427	2.96%	7,624	0.80%

Total earning assets	26,069,398	5.42%	23,882,921	4.94%

Bank-owned life insurance	545,954		490,428
Noninterest-earning assets	2,782,140		2,153,678

Total assets	$29,397,492		$26,527,027

Liabilities & Shareholders’ Equity

Interest-bearing deposits:
Regular savings	$2,643,205	0.29%	$2,468,416	0.30%
Retail money market and NOW accounts	8,088,135	1.05%	7,118,939	0.80%
Retail certificates of deposit	4,683,255	2.13%	4,660,009	1.97%
Brokered deposits	65,860	3.90%	—	—

Total interest-bearing deposits	15,480,455	1.26%	14,247,364	1.10%
Borrowed funds	6,135,179	3.09%	6,048,457	2.41%

Total interest-bearing liabilities	21,615,634	1.78%	20,295,821	1.48%
Noninterest bearing deposits	4,221,735		3,487,716
Other liabilities	251,271		171,584
Shareholders’ equity	3,308,852		2,571,906

Total liabilities and shareholders’ equity	$29,397,492		$26,527,027

Net earning assets	$4,453,764		$3,587,100

Net interest income (fully-taxable equivalent)	$255,199		$219,099
Less: fully-taxable equivalent adjustments	(1,741)		(1,490)

Net interest income	$253,458		$217,609

Net interest rate spread (fully-taxable equivalent)		3.64%		3.46%
Net interest margin (fully-taxable equivalent)		3.95%		3.68%

(1)	Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

TD Banknorth Inc. and Subsidiaries
Asset Quality (unaudited)
(Dollars in thousands)
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004

Nonperforming assets:

Residential real estate mortgages	$8,614	$7,846	$7,274	$7,870	$7,990
Commercial real estate mortgages	30,426	29,948	33,249	27,951	24,619
Commercial business loans and leases	39,082	32,421	18,573	23,636	28,978
Consumer loans and leases	6,229	7,344	6,827	5,685	6,267

Total nonperforming loans and leases	84,351	77,559	65,923	65,142	67,854

Other nonperforming assets, net	6,012	3,544	2,056	2,025	2,700

Total nonperforming assets	$90,363	$81,103	$67,979	$67,167	$70,554

Allowance for loan and lease losses	$249,600	$243,152	$242,885 (1)	$247,620	$233,297
Liability for unfunded credit commitments	6,707	6,707	6,600	—	—

Total reserve for credit losses	$256,307	$249,859	$249,485	$247,620	$233,297

Net loan charge-offs (recoveries):

Residential real estate mortgages	$57	($9)	$86	($42)	($72)
Commercial real estate mortgages	4,032	(486)	(530)	(663)	(446)

Total real estate mortgages	4,089	(495)	(444)	(705)	(518)
Commercial business loans and leases	545	5,594	2,939	3,387	1,785
Consumer loans and leases	5,481	5,305	6,310	6,160	7,223

Total net charge-offs	$10,115	$10,404	$8,805	$8,842	$8,490

Ratios:

Reserve for credit losses to total loans and leases	1.31%	1.34%	1.36%	1.37%	1.40%
Reserve for credit losses to nonperforming loans	303.86%	322.15%	378.45%	380.12%	343.82%
Nonperforming loans to total loans and leases	0.43%	0.42%	0.36%	0.36%	0.41%
Nonperforming assets to total assets	0.32%	0.28%	0.23%	0.23%	0.26%
Net charge-offs to average loans — QTD (2)	0.21%	0.22%	0.19%	0.20%	0.21%

(1)	In September 2004, $6.6 million was transferred from the allowance for loan and lease losses to a liability account related to reserves for off-balance sheet loan commitments.
(2)	Annualized.

TD Banknorth Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)

(In thousands, except per share data)	Three Months Ended
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004

Interest and dividend income	$348,474	$329,846	$325,361	$309,146	$292,652
Interest expense	95,016	83,783	85,701	79,096	75,043

Net interest income	253,458	246,063	239,660	230,050	217,609
Provision for loan and lease losses	2,069	10,670	10,670	9,500	9,500

Net interest income after provision for loan and lease losses	251,389	235,393	228,990	220,550	208,109

Noninterest income:
Deposit services	28,182	28,326	27,583	27,260	26,153
Insurance brokerage commissions	13,892	11,880	12,417	12,278	13,736
Merchant and electronic banking income, net	13,114	13,368	13,723	13,069	10,404
Wealth management services	10,504	10,489	10,280	9,870	9,149
Bank-owned life insurance	6,098	5,779	5,732	6,275	5,496
Investment planning services	4,689	4,799	4,634	5,146	4,839
Net securities gains/(losses)	(50,021)	(17,761)	3,124	3,355	3,581
Loans held for sale - Locom Adjustment	(7,500)	—	—	—	—
Other noninterest income	14,236	13,711	14,020	12,223	14,859

	33,194	70,591	91,513	89,476	88,217

Noninterest expense:
Salaries and employee benefits	101,658	90,138	91,935	87,005	87,534
Occupancy and equipment	30,738	29,320	27,940	27,512	27,599
Data processing	11,033	11,568	11,118	10,018	10,436
Advertising and marketing	6,695	5,445	6,278	6,303	7,523
Amortization of identifiable intangible assets	2,431	2,260	2,379	2,084	1,904
Merger and consolidation costs (1)	31,191	38,286	5,603	4,135	1,614
Prepayment penalties on borrowings	6,303	61,546	—	—	—
Other noninterest expense	24,786	28,796	28,945	26,769	23,109

	214,835	267,359	174,198	163,826	159,719

Income before income tax expense	69,748	38,625	146,305	146,200	136,607
Income tax expense	27,487	17,927	48,534	50,353	46,280

Net Income	$42,261	$20,698	$97,771	$95,847	$90,327

Weighted average shares outstanding:
Basic	183,393	177,071	173,271	169,637	162,965
Diluted	184,890	179,953	176,756	173,109	166,657
Earnings per share:
Basic	$0.23	$0.12	$0.56	$0.57	$0.55
Diluted	0.23	0.12	0.55	0.55	0.54

(1)	Merger and consolidation costs consist of merger charges and certain asset write-downs.

TD Banknorth Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS (Unaudited)

(In thousands, except per share data)	Three Months Ended
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004

Net interest income	$253,458	$246,063	$239,660	$230,050	$217,609
Net income	$42,261	$20,698	$97,771	$95,847	$90,327
Shares outstanding (end of period)	173,208	179,298	174,023	172,546	163,046
Weighted average shares outstanding:
Basic	183,393	177,071	173,271	169,637	162,965
Diluted	184,890	179,953	176,756	173,109	166,657

Earnings per share:
Basic	$0.23	$0.12	$0.56	$0.57	$0.55
Diluted	$0.23	$0.12	$0.55	$0.55	$0.54

Shareholders’ equity (end of period)	$2,935,361	$3,176,114	$3,046,242	$2,866,692	$2,651,911
Book value per share (end of period)	$16.95	$17.71	$17.50	$16.61	$16.26
Tangible book value per share (end of period)	$7.91	$9.82	$9.34	$8.39	$9.14

RATIOS & OTHER INFORMATION:

Net interest margin (net interest income
as a % of average earning assets) (1)	3.95%	3.87%	3.68%	3.66%	3.68%
Net interest spread (yield on earning assets minus
yield on interest-bearing liabilities) (1)	3.64%	3.59%	3.42%	3.43%	3.46%
Return on average assets	0.58%	0.29%	1.33%	1.36%	1.37%
Return on average equity	5.18%	2.66%	13.24%	13.54%	14.13%

At period end:
Tier 1 leverage capital ratio	6.23%	7.58%	6.95%	6.80%	6.84%
Tangible equity/tangible assets	5.12%	6.45%	5.89%	5.20%	5.79%
Total risk based capital ratio	10.26%	12.16%	11.62%	11.13%	11.47%

Nonperforming loans	$84,351	$77,559	$65,923	$65,142	$67,854
Total nonperforming assets	$90,363	$81,103	$67,979	$67,167	$70,554
Nonperforming loans as a % of total loans	0.43%	0.42%	0.36%	0.36%	0.41%
Nonperforming assets as a % of total assets	0.32%	0.28%	0.23%	0.23%	0.26%

Full service banking offices	396	386	387	389	358

FINANCIAL INFORMATION AND RATIOS EXCLUDING CERTAIN ITEMS (Non-GAAP Financial Information):

Noninterest income as a percent of total income (2)	26.36%	26.42%	26.94%	27.24%	28.00%

Merger and consolidation costs on a net of tax basis (3)	$23,375	$32,316	$4,342	$2,687	$1,049
Per diluted share:	$0.13	$0.17	$0.03	$0.02	$0.01
Deleveraging, net of tax basis (4)	$41,266	$51,560	—	—	—
Per diluted share:	$0.22	$0.29	—	—	—

Noninterest expense (5)	$177,341	$167,528	$168,595	$159,691	$158,105

Return on average assets (6)	1.47%	1.46%	1.39%	1.40%	1.39%
Cash return on average tangible assets (6) (7)	1.58%	1.55%	1.49%	1.49%	1.47%

Return on average equity (6)	13.10%	13.43%	13.82%	13.92%	14.29%
Cash return on average tangible equity (6) (7)	24.78%	25.15%	27.20%	26.67%	26.44%

Efficiency ratio (8)	51.53%	50.10%	51.39%	50.51%	52.31%
Cash efficiency ratio (9)	50.82%	49.42%	50.67%	49.85%	51.68%

(1)	Adjusted to fully-taxable equivalent basis.

(2)	Excludes securities gains/(losses) and LOCOM adjustments.

(3)	Merger and consolidation costs consist of merger charges and certain asset write-downs.

(4)	Deleveraging losses consist of losses on securities sales, LOCOM adjustments, and prepayment penalties on borrowings incurred in connection with balance sheet restructurings.

(5)	Excludes pre-tax merger and consolidation costs and prepayment penalties on borrowings.

(6)	Excludes merger and consolidation costs and deleveraging losses, net of related tax benefits.

(7)	Cash ratios reflect an adjustment to add back the amortization of intangible assets, net of related tax benefits.

(8)	Excludes securities gains/(losses), LOCOM adjustments, prepayment penalties on borrowings, and merger and consolidation costs.

(9)	Excludes securities gains/(losses), LOCOM adjustments, prepayment penalties on borrowings, merger and consolidation costs, and amortization of intangible assets.

Ratios are annualized where appropriate.

TD Banknorth Inc. and Subsidiaries
Reconciliation Table — Non-GAAP Financial Information (Unaudited)

(In thousands, except per share data)	Three Months Ended
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004

Net income (GAAP)	$42,261	$20,698	$97,771	$95,847	$90,327
Add back merger and consolidation costs and deleveraging losses, net of tax
Merger related	23,375	32,381	4,342	2,687	1,354
Branch Closings	—	—	—	—	—
Revised auto lease residual charge	—	(65)	—	—	(305)
Deleveraging	41,266	51,560	—	—	—

Excluding merger and consolidation costs and deleveraging losses	106,902	104,574	102,113	98,534	91,376

Add back amortization of intangibles, net of tax	1,580	1,469	1,547	1,354	1,238

Cash basis, excluding merger and consolidation costs and deleveraging losses	$108,482	$106,043	$103,660	$99,888	$92,614

Basic earnings per share (GAAP)	$0.23	$0.12	$0.56	$0.57	$0.55
Effects of merger and consolidation costs, net of tax	0.13	0.18	0.03	0.01	0.01
Effects of deleveraging losses, net of tax	0.22	0.29	—	—	—

Excluding merger and consolidation costs and deleveraging losses	0.58	0.59	0.59	0.58	0.56
Effects of amortization of intangibles, net of tax	0.01	0.01	0.01	0.01	0.01

Cash basis, excluding merger and consolidation costs and deleveraging losses	$0.59	$0.60	$0.60	$0.59	$0.57

Diluted earnings per share (GAAP)	$0.23	$0.12	$0.55	$0.55	$0.54
Effects of merger and consolidation costs, net of tax	0.13	0.17	0.03	0.02	0.01
Effects of deleveraging losses, net of tax	0.22	0.29	—	—	—

Excluding merger and consolidation costs and deleveraging losses	0.58	0.58	0.58	0.57	0.55
Effects of amortization of intangibles, net of tax	0.01	0.01	0.01	0.01	0.01

Cash basis, excluding merger and consolidation costs and deleveraging losses	$0.59	$0.59	$0.59	$0.58	$0.56

Return on average assets (GAAP)	0.58%	0.29%	1.33%	1.36%	1.37%
Effects of merger and consolidation costs, net of tax	0.33%	0.45%	0.06%	0.04%	0.02%
Effects of deleveraging losses, net of tax	0.56%	0.72%	—	—	—

Excluding merger and consolidation costs and deleveraging losses	1.47%	1.46%	1.39%	1.40%	1.39%
Effects of amortization of intangibles, net of tax	0.11%	0.09%	0.10%	0.09%	0.08%

Cash basis, excluding merger and consolidation costs and deleveraging losses	1.58%	1.55%	1.49%	1.49%	1.47%

Return on average equity (GAAP)	5.18%	2.66%	13.24%	13.54%	14.13%
Effects of merger and consolidation costs, net of tax	2.86%	4.15%	0.58%	0.38%	0.16%
Effects of deleveraging losses, net of tax	5.06%	6.62%	—	—	—

Excluding merger and consolidation costs and deleveraging losses	13.10%	13.43%	13.82%	13.92%	14.29%
Effects of amortization of intangibles, net of tax	11.68%	11.72%	13.38%	12.75%	12.15%

Cash basis, excluding merger and consolidation costs and deleveraging losses	24.78%	25.15%	27.20%	26.67%	26.44%

Efficiency ratio	74.95%	84.43%	52.60%	51.27%	52.23%
Effects of securities gains (losses) and prepayment penalties	-14.36%	-22.89%	0.50%	0.54%	0.61%
Effects of merger and consolidation costs	-9.06%	-11.44%	-1.71%	-1.30%	-0.53%

Excluding securities gains (losses) and merger and consolidation costs and prepayment penalties	51.53%	50.10%	51.39%	50.51%	52.31%
Effects of amortization of intangibles	-0.71%	-0.68%	-0.72%	-0.66%	-0.63%

Cash basis, excluding securities gains (losses), prepayment penalties and merger and consolidation costs	50.82%	49.42%	50.67%	49.85%	51.68%

Noninterest Income	$33,194	$70,591	$91,513	$89,476	$88,217
Net securities gains (losses)	(50,021)	(17,761)	3,124	3,355	3,581
Lower of cost or market adjustments on residential loans moved to held for sale	(7,500)	—	—	—	—

Excluding securities gains (losses) & LOCOM adjustments	$90,715	$88,352	$88,389	$86,121	$84,636

Noninterest Expense	$214,835	$267,359	$174,198	$163,826	$159,719
Merger and consolidation costs	31,191	38,286	5,603	4,135	1,614
Prepayment penalties on borrowings	6,303	61,546	—	—	—

Excluding merger and consolidation costs and prepayment penalties	$177,341	$167,527	$168,595	$159,691	$158,105
Amortization of identifiable intangible assets	2,431	2,260	2,379	2,084	1,904
Excluding merger and consolidation costs, prepayment penalties, and amortization of identifiable intangible assets	$174,910	$165,267	$166,216	$157,607	$156,201